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                                                                    EXHIBIT 10.1



                              DIRECTORS AGREEMENT


       THIS AGREEMENT is made and entered May 19, 1997, by and among RISCORP, Inc., a Florida corporation ("RISCORP"), William D. Griffin ("Griffin"), Frederick M. Dawson ("Dawson"), Walter L. Revell ("Revell"), Seddon Goode, Jr. ("Goode"), and George E. Greene III ("Greene").

       WHEREAS; the individual parties hereto constitute the Board of Directors of RISCORP;

       WHEREAS; Griffin is the beneficial owner of 22,176,052 shares of RISCORP capital stock (the "shares") entitling him to 87% of the vote of all of the outstanding capital stock; and

       WHEREAS; the parties hereto wish to agree to certain governance provisions regarding the future make-up of the Board as hereafter provided,

       NOW, THEREFORE, in consideration of the premises hereafter contained, the parties hereto, intending to be legally bound hereby agree as follows:

       1. So long as Griffin is a director, he will be Chairman of the Board.

       2. Griffin will vote all the shares for each of the individual parties hereto for director at the 1997 annual shareholders meeting of RISCORP.

       3. Until RISCORP's annual shareholders meeting in 1998, the parties will not cause any person who is not a party hereto to become a director, unless such person is approved in advance by all of the parties hereto.

       4. Until RISCORP's annual shareholders meeting in 1998, Griffin agrees to refrain from taking any action in his capacity as a stockholder of RISCORP, to remove any director of RISCORP and will vote his shares at all meetings of stockholders for the election of directors in favor of the individual parties hereto, and any other person or persons where nomination has the approval of all of the parties hereto.

       5. This Agreement shall terminate and be of no further force or effect on the earlier to occur of May 31, 1999, or on such date Dawson is no longer the Chief Executive Officer of RISCORP.

                                          RISCORP, Inc.

                                          By  /s/ James A. Malone
                                             -------------------------------
                                             James A. Malone, President


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                                          /s/ William D. Griffin
                                          ----------------------------------
                                          William D. Griffin


                                          /s/ Frederick M. Dawson
                                          ----------------------------------
                                          Frederick M. Dawson


                                          /s/ Walter L. Revell
                                          ----------------------------------
                                          Walter L. Revell


                                          /s/ Seddon Goode, Jr.
                                          ----------------------------------
                                          Seddon Goode, Jr.


                                          /s/ George E. Greene III
                                          ----------------------------------
                                          George E. Greene III










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